Exhibit 10.1
FORM OF RELATED PARTY PROMISSORY NOTE

Atlanta, Georgia	October 14, 2010
     1. BORROWER’S PROMISE TO PAY
          In return for a loan that the Undersigned has received, the Undersigned promises to pay [amount] ($[•]) (this amount is called “principal”), plus interest, to the order of [lender name] of [lender’s city and state] (the “Lender”). The Undersigned understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is referred to as the “Holder”.
          The Undersigned acknowledges that a $[•] fee has been paid to the Lender for making this loan, which amount has been credited against the amount of the loan to the Undersigned funded by the Lender.
          The proceeds of the loan evidenced by this Note shall be used by the Undersigned to fund working capital or for other operating purposes. This Note is one of four notes aggregating $500,000 in principal amount that were issued by the Undersigned on this date to Samuel E. Allen, Alan R. Abrams, J. Andrew Abrams and Herschel Kahn, which Notes are collectively secured by the Security Deed described in Paragraph 10 below. All payments under any of these Notes by the Undersigned shall be made proportionately among all such Notes.
     2. INTEREST
          Interest will be charged on unpaid principal at an annual rate of twelve percent (12.00%) until the full amount of principal has been paid. If the Undersigned does not pay the full amount of any unpaid principal and accrued but unpaid interest no later than the Maturity Date (as defined in Paragraph 3 below), or if the Undersigned is in default under the Security Deed described in Section 10, then the Undersigned will pay interest on the unpaid principal at a yearly rate of fifteen percent (15.00%). Interest shall be payable in arrears on the fourteenth (14th) day of each month until maturity.
     3. TIME AND PLACE OF PAYMENTS
          The Undersigned will pay any unpaid principal and all accrued but unpaid interest on May 14, 2012, or, if sooner, upon the earliest of the following events:
(i)	the sale of the property subject to the Security Deed described in Paragraph 10 below, which property the Undersigned agrees to cause to be sold at auction or by other means at the earliest practicable time and in a manner that is consistent with maximizing the proceeds realized from such sale (provided that if less than all such property is sold and the proceeds of such sale are less than the outstanding principal and accrued but unpaid interest under this Note and the other Notes described in Paragraph 1 above, then such proceeds shall be applied as a mandatory prepayment by the Undersigned but the Note shall not otherwise mature);

(ii)	the sale by the Undersigned of a substantial portion or all of the equity or the assets of an operating business segment of the Undersigned; or

(iii)	the sale by the Undersigned of shares of its equity or the receipt by the Undersigned of any proceeds of an offering of senior or subordinated debt.
The first to occur of such events shall be referred to as the “Maturity Date”.
          The Undersigned’s payments will be applied to interest before principal. The Undersigned will make all payments at the Undersigned’s offices at 1945 The Exchange, Atlanta, Georgia 30339, or at a different place if required by the Holder.
     4. BORROWER’S RIGHT TO PREPAY
          The Undersigned has the right to make payments of principal at any time before they are due. A payment of principal only is known as a “prepayment.” When a prepayment is made, the Undersigned will inform the Holder in writing that the Undersigned is doing so. The Undersigned may make a full prepayment or partial prepayments without paying any prepayment charge. The Holder will use all of the prepayments to pay any accrued but unpaid interest and then to reduce the amount of principal that the Undersigned owes under this Note. If the Undersigned makes a partial prepayment, there will be no changes in the maturity date unless the Lender agrees in writing to those changes.
     5. LOAN CHARGES
          If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the legally permitted limits, then: (i) any such loan charge collected shall be reduced by the amount necessary to reduce the charge to the legally permitted limit; and (ii) any sums already collected which exceeded legally permitted limits will be refunded to the Undersigned. The Holder may choose to make this refund by reducing the principal owed under this Note or by making a direct payment to the Undersigned. If a refund reduces principal, the reduction will be treated as a partial prepayment.

     6. BORROWER’S DEFAULT
          (A) Payment Default; Security Deed Default
               If the Undersigned does not pay the full amount of any principal payment on the date it is due, or the full amount of any accrued interest within ten (10) days after it is due, or if the Undersigned is in default of the Security Deed described in Section 10, the Undersigned will be in default hereunder.
          (B) Insolvency; Bankruptcy Matters
               The Undersigned will be in default hereunder if:
               (i) the Undersigned becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors, or an action is brought by the Undersigned seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, or the Undersigned commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or arrangement proceeding is instituted by the Undersigned for the settlement, readjustment, composition or extension of any of its debts upon any terms, or an action or petition is otherwise brought by the Undersigned seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; or
               (ii) an action is brought against the Undersigned seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by the Undersigned or is not dismissed within sixty (60) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against the Undersigned and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by the Undersigned or is not dismissed within sixty (60) days of the date upon which it was instituted, or a reorganization or arrangement proceeding is instituted against the Undersigned for the settlement, readjustment, composition or extension of any of its debts upon any terms and such proceeding is consented to or acquiesced in by the Undersigned or is not dismissed within sixty (60) days of the date upon which it was instituted, or an action or petition is otherwise brought against the Undersigned seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due and such action or petition is consented to or acquiesced in by the Undersigned or is not dismissed within sixty (60) days of the date upon which it was brought.
          (C) Notice of Default
               If the Undersigned is in default, the Holder may send a written notice to the Undersigned stating that if the overdue amount is not paid by a certain date, the Holder may require the Undersigned to pay immediately the full amount of principal which has not been paid and all the interest that the Undersigned owes on the amount. That date must be at least ten (10) days after the date on which the notice is delivered or mailed to the Undersigned.

          (D) No Waiver By Holder
               Even if, at a time when the Undersigned is in default, the Holder does not require the Undersigned to pay immediately in full as described above, the Holder will still have the right to do so if the Undersigned is in default at a later time.
          (E) Payment of Holder’s Costs and Expenses
               If Holder has required the Undersigned to pay immediately in full as described above, the Holder will have the right to be paid for all of its costs and expenses in enforcing this Note. The Undersigned agrees to pay Holder’s reasonable attorney’s fees if enforcement of this Note is referred to an attorney.
     7. GIVING OF NOTICE
          Unless applicable law requires a different method, any notice that must be given to the Undersigned under this Note will be given by delivering it or by mailing it by first class mail or by sending by recognized overnight carrier for next business day delivery to the address below the undersigned’s signature.
          Any notice that must be given to the Holder under this Note will be given by mailing it by first class mail or by sending by recognized overnight carrier for next business day delivery to the Holder at the address stated on the signature page or at a different address if the Undersigned is given a notice of that different address.
     8. GOVERNING LAW
          This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia without regard to its conflicts of laws rules. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.
     9. WAIVERS
          The Undersigned and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. “Presentment” means the right to require the Holder to demand payment of the amounts due. “Notice of dishonor” means the right to require the Holder to give notice to other persons that amounts due have not been paid.
     10. SECURITY DEED
          In addition to the protections given to the Holder under this Note, a Security Deed dated the same date of this Note, has been granted by a subsidiary of the Undersigned, Abrams

Properties, Inc., to Samuel E. Allen, Alan R. Abrams, J. Andrew Abrams and Herschel Kahn, which protects the Holder from possible losses which might result if the Undersigned does not keep the promises made in this Note.
[SIGNATURES ON THE FOLLOWING PAGE]

Witness the hand and seal of the undersigned. This Note is executed and delivered on October 14, 2010.

SERVIDYNE, INC.

(SEAL)

Title:

Address for Notices:

1945 The Exchange, Suite 325
Atlanta, GA 30339
Attn: Chief Financial Officer